UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2013

Hi-Crush Partners LP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35630	90-0840530
(Commission File Number)	(IRS Employer Identification No.)

Three Riverway Suite 1550 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 960-4777

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On June 13, 2013, Hi-Crush Partners LP (the “Partnership”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) disclosing that the Partnership had completed its previously announced acquisition of all of the outstanding equity interests in D & I Silica, LLC (“D&I”). This Current Report on Form 8-K/A amends and supplements the Initial 8-K and is being filed for the sole purpose of including the financial statements of D&I and the pro forma financial information giving effect to the acquisition of D&I required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The following financial statements of D&I are being filed with this report as Exhibit 99.1:

•	Independent Auditors’ Report;

•	Balance Sheet as of December 31, 2012 and 2011 (audited);

•	Statements of Operations for the years ended December 31, 2012, 2011 and 2010 (audited);

•	Statement of Cash Flows for the years ended December 31, 2012, 2011 and 2010 (audited);

•	Statement of Members’ Capital for the years ended December 31, 2012, 2011 and 2010 (audited);

•	Notes to Financial Statements.

The following financial statements of D&I are being filed with this report as Exhibit 99.2:

•	Condensed Balance Sheet as of March 31, 2013 and December 31, 2012 (unaudited);

•	Condensed Statements of Operations for the three months ended March 31, 2013 and 2012 (unaudited);

•	Condensed Statement of Cash Flows for the three months ended March 31, 2013 and 2012 (unaudited);

•	Condensed Statement of Members’ Capital for the three months ended March 31, 2013 (unaudited);

•	Notes to Condensed Financial Statements.

(b) Pro Forma Financial Information.

The following pro forma financial information is being filed with this report as Exhibit 99.3:

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2013 and year ended December 31, 2012 (unaudited);

•	Notes to Unaudited Pro Forma Condensed Combined Statement of Operations.

(d) Exhibits.

Exhibit Number	Exhibit Description

23.1	Consent of EEPB, PC
99.1	Audited financial statements of D&I and related notes and Independent Auditors’ Report.
99.2	Unaudited financial statements of D&I and related notes.
99.3	Unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2013 and year ended December 31, 2012 and related notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Partners LP

	By:	Hi-Crush GP LLC, its general partner

Date: August 14, 2013	By:	/s/ Laura C. Fulton
Laura C. Fulton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

23.1	Consent of EEPB, PC
99.1	Audited financial statements of D&I and related notes and Independent Auditors’ Report.
99.2	Unaudited financial statements of D&I and related notes.
99.3	Unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2013 and year ended December 31, 2012 and related notes.